EXHIBIT 10.1
AMENDMENT NO. 2
TO THE
FIRST INDUSTRIAL REALTY TRUST, INC.
2001 STOCK INCENTIVE PLAN
     AMENDMENT NO. 2 (the “Amendment”), to the First Industrial Realty Trust, Inc. 2001 Stock Incentive Plan (the “Plan”) established and maintained by First Industrial Realty Trust, Inc., a Maryland corporation (the “Company”). Capitalized terms used herein and not defined shall have the meanings set forth in the Plan.
     WHEREAS, the Plan makes available for issuance a maximum of 2,300,000 shares of the Stock, up to 950,000 of which are available for issuance under the Plan with respect to Stock Appreciation Rights, Performance Share Awards and Restricted Stock Awards;
     WHEREAS, the Plan currently provides that the maximum number of shares of Stock subject to Performance Share Awards and Restricted Stock Awards granted during a calendar year to any Participant under the Plan shall be 100,000 shares;
     WHEREAS, Section 13 of the Plan reserves to the Board the right to amend the Plan at any time;
     WHEREAS, the Board has approved making the maximum number of shares available for grant under the Plan available for any type of Award authorized under the Plan; and
     WHEREAS, the Board has approved increasing to 250,000 shares the maximum number of shares of Stock subject to Performance Share Awards and Restricted Stock Awards that may be granted during a calendar year to any Participant under the Plan.
SECTION 1. Amendment to Plan.
The fourth sentence of Section 3(a) of the Plan is hereby amended and restated as follows:
“Subject to adjustment as provided in Section 3(b) below, (i) the maximum number of shares of Stock with respect to which Stock Options and Stock Appreciation Rights may be granted during a calendar year to any participant under the Plan shall be 500,000 shares and (ii) with respect to Performance Share Awards and Restricted Stock Awards, the maximum number of shares of Stock subject to such awards granted during a calendar year to any participant under the Plan shall be 250,000 shares.”

SECTION 2. Effective Date of the Amendment; Ratification and Confirmation.
     This Amendment shall become effective upon approval by the stockholders of the Company. In all other respects, the Plan is hereby ratified and confirmed.
SECTION 3. Governing Law.
     THIS AMENDMENT SHALL BE GOVERNED BY NEW YORK LAW WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF, EXCEPT TO THE EXTENT SUCH LAW IS PREEMPTED BY FEDERAL LAW.